UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                       Pursuant to Sections 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 12, 1997



                          WHITNEY AMERICAN CORPORATION
               (Exact name of registrant as specified in charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



           33-17397-D                                  84-1070022
    (Commission File Number)             (I.R.S. Employer Identification Number)



                12373 E. Cornell Avenue, Aurora, Colorado, 80014
              (Address of Principal Executive Offices and Zip Code)



                               (303) 337-3384
              (Registrant's telephone number, including area code)




                        Industrial Waste Processing, Inc.
          (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

Change of Corporate Name

         Whitney American Corporation, a Delaware corporation ("Company"), was incorporated in 1987 under that name. In 1988, the Company changed its name to Industrial Waste Processing, Inc. The Company on February 19, 1997, filed with the Delaware Secretary of State an amendment to the Company's Certificate of Incorporation that, among other things, changed the Company's name back to Whitney American Corporation.

Removal of Board of Directors for Cause; Establishment of new Board

         On February 12, 1997, the shareholders of the Company removed all of the Company's then directors from office for cause, consisting of their persistent failure since at least 1989 to, among many other things, (i) direct or oversee the affairs of the Company, (ii) protect the Company's franchise and charter and keep them in effect, (iii) cause financial statements to be prepared or filings to be made with the Securities and Exchange Commission, (iv) do any act or thing for the benefit of the shareholders, (v) hold any meetings of directors or call any meetings of the shareholders, (vi) inform the shareholders of the state of the Company or its affairs, or (vii) suggest or evaluate any means whereby the Company might be made to prosper.

         Stephen M. Siedow, the single largest shareholder of the Company, was elected to the board of directors to serve as the sole director of the Company.

Election of New Management

         The shareholders on February 12, 1997, elected Stephen M. Siedow as Chief Executive Officer, President and Chief Financial Officer of the Company and John D. Brasher Jr. as Secretary of the Company. Mr. Brasher was a founder of theCompany and is a significant shareholder of the Company. Mr. Siedow also is a significant shareholder of the Company.

Audits and Filings

         Current management has made all necessary filings with the Delaware Secretary of State to bring the Company back into good standing. Management also has prepared certain annual reports and quarterly reports which will be filed with the Securities and Exchange Commission ("SEC"), in order to bring current the Company's filings with the SEC. In addition, the Company has engaged an independent accounting firm to audit the Company's financial statements through the fiscal year ended May 31, 1996, and management anticipates that the same firm will audit the Company's financial statements through the fiscal year ended May 31, 1997. Under current accounting rules, the Company is considered to be in the development stage.

Restatement and Amendment of Certificate of Incorporation

         The Company on February 19, 1997, filed with the Delaware Secretary of State a comprehensive amendment which (in addition to changing the corporate name back to Whitney American Corporation) amended the Company's existing Certificate of Incorporation in its entirety, which are attached as an exhibit to this report.

Adoption of New Bylaws

         On February 12, 1997, the Company's shareholders approved and adopted a new set of bylaws, which supersede and replace the former bylaws in their entirety. The new bylaws are attached as an exhibit to this report.

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Recapitalization

         On February 12, 1997, the Company's shareholders approved a restructuring of the Company's authorized capital, which effected a 1-for-100 reverse stock split, reducing the issued and outstanding common shares from 6,250,000 to 62,500 shares. At the same time, the shareholders fixed the Company's authorized capital stock following the reverse split at 50,000,000 shares of common stock and 5,000,000 shares of preferred stock, all of a par value of $.00001 per share.


Adoption of 1997 Stock Option Plan

         On February 14, 1997, the Company's shareholders approved the 1997 Stock Option Plan for officers, key employees, non-employee directors and advisors (the "CSO Plan"). The Company has reserved a maximum of 2,000,000 common shares to be issued upon the exercise of options granted under the CSO Plan. The CSO Plan will not qualify as an "incentive stock option" plan under
Section 422 of the Internal Revenue Code of 1986, as amended. Options will be granted under the CSO Plan at exercise prices to be determined by the Board of Directors or other CSO Plan administrator. With respect to options granted pursuant to the CSO Plan, optionees will not recognize taxable income upon the grant of options, but will realize income (or capital loss) at the time the options are exercised to purchase common stock. The amount of income will be equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The Company will be entitled to a compensating deduction in an amount equal to the taxable income realized by an optionee as a result of exercising the option. The CSO Plan will be administered by the Board of Directors or a committee of directors. No options have been granted under the CSO Plan to date. The CSO Plan is attached as an exhibit to this report.


Adoption of 1997 Employee Stock Compensation Plan

         On February 14, 1997, the Company's shareholders approved the 1997 Employee Stock Compensation Plan for employees, officers, directors of the Company and advisors to the Company (the "ESC Plan"). The Company has reserved a maximum of 1,500,000 common shares to be issued upon the grant of awards under the ESC Plan. Employees will recognize taxable income upon the grant of common stock equal to the fair market value of the common stock on the date of the grant and the Company will recognize a compensating deduction at such time. The ESC Plan will be administered by the Board of Directors. No stock has been awarded under the ESC Plan to date. The ESC Plan is attached as an exhibit to this report.


Intended Filings

         The Company is not at this time subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), but voluntarily files reports under the Exchange Act. Management intends as soon as possible, no later than June 30, 1997, to file a registration statement with the SEC in order to register the Company's common stock under the Exchange Act, upon the effectiveness of which the Company will be subject to the reporting requirements of the Exchange Act.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)  Financial Statements.  NOT APPLICABLE.

         (b)  Pro Forma Financial Statements.  NOT APPLICABLE.

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         (c) Exhibits. The following documents are filed herewith as exhibits to this report on Form 8-K. References in the list of exhibits to the "Company" mean Whitney American Corporation.


         3.1 Certificate of Amendment of the Company (effecting name change to Whitney American Corporation and amending the Certificate of Incorporation in its entirety) as filed with the Delaware Secretary of State on February 19, 1997.

         3.2      Bylaws of the Company adopted on February 12, 1997.

         10.1     1997 Stock Option Plan of the Company.

         10.2     1997 Employee Stock Compensation Plan of the Company.

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                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: May 6, 1997
                                              Whitney American Corporation




                                                 /s/ Stephen M. Siedow
                                              By ...........................
                                                 Stephen M. Siedow, President

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